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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23581________________________

Waycross Independent Trust
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, Ohio	45246
(Address of principal executive offices)	(Zip code)

Benjamin V. Mollozzi, Esq.

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	February 28

Date of reporting period:	February 28, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

WAYCROSS LONG/SHORT EQUITY FUND
(WAYEX)

WAYCROSS FOCUSED EQUITY FUND
(WAYFX)

Annual Report
February 28, 2021

WAYCROSS FUNDS
LETTER TO SHAREHOLDERS (Unaudited)	February 28, 2021

Dear Shareholders,

We are pleased to provide this update for the Waycross Funds. Despite the worst global pandemic in more than a century and the surprisingly short bear market that accompanied it, 2020 defied expectations, ending much the way it started – with stocks in a bull market, posting fresh all-time highs. Investors have largely ignored the pain on Main Street, including steep job losses, overstretched hospitals and battered small businesses. And, after a brief decline in January, stocks continued to notch solid gains in early 2021 fueled by the largest federal government stimulus ever, historic support from the Federal Reserve and optimism about how quickly the economy is likely to bounce back as coronavirus vaccines become widely distributed.

Waycross Long/Short Equity Fund (WAYEX)

The Waycross Long/Short Equity Fund’s (WAYEX) (the “Long/Short Fund”) investment approach is based on bottom-up research that combines a thorough examination of a company’s fundamentals, valuation and market sentiment. This comprehensive analysis allows us to construct a portfolio using both long and short positions, which provides growth potential while at the same time reducing volatility.

Performance Review

The Long/Short Fund produced a +32.2% return for the fiscal year ended February 28, 2021, while the primary benchmark (custom index) comprised of 50% S&P 500 and 50% 90-day Treasury Bills returned +15.7%. Long positions were the primary driver of performance for the year, while short exposure helped protect on the downside.

The Technology sector was a significant contributor to performance during the year, led by the Long/Short Fund’s top two performers: longs PayPal Holdings, Inc. (PYPL) and NVIDIA Corporation (NVDA). The Materials sector was the primary detractor from performance during the year, largely due to low net exposure and its short position in Ecolab, Inc. (ECL). ECL rallied along with the recovery of its key restaurant and hospitality end-markets. However, our short thesis remains intact and we continue to believe the stock is overvalued.

Looking at a longer time horizon, the Long/Short Fund returned 11.6%, annualized over the last three years, while the primary benchmark returned 8.1%.

The Long/Short Fund remains actively managed, emphasizing long positions where company fundamentals are expected to support future earnings growth. A diversified book of short positions acts as a hedge across the portfolio and allows the Long/Short Fund to maintain a lower volatility compared to the overall market.

Exposures Summary

The Long/Short Fund seeks to provide superior risk-adjusted returns by maintaining a low correlation to large cap equities. The Long/Short Fund’s overall net exposure decreased during the year to 53% from 54% at the end of February 2020. In terms of sector positioning, the Long/Short Fund’s net exposure to Health Care and Industrials increased, while the net exposure to Technology and Consumer Discretionary was reduced.

Fund Exposures

Total Portfolio Exposures	Long/Short Exposure By Sector

Top Five Long Positions
		% of WAYEX
Security Name	Sector	Net Assets
MICROSOFT CORPORATION	TECHNOLOGY	3.9%
ELANCO ANIMAL HEALTH, INC.	HEALTH CARE	3.5%
GOLDMAN SACHS GROUP, INC. (THE)	FINANCIALS	3.4%
PAYPAL HOLDINGS, INC.	TECHNOLOGY	2.8%
BURLINGTON STORES, INC.	CONSUMER DISCRETIONARY	2.8%

Top Five Short Positions
		% of WAYEX
Security Name	Sector	Net Assets
ECOLAB, INC.	MATERIALS	-2.2%
ROPER INDUSTRIES, INC.	INDUSTRIALS	-2.0%
ORACLE CORPORATION	TECHNOLOGY	-1.6%
TEXAS INSTRUMENTS, INC.	TECHNOLOGY	-1.6%
NOV, INC.	ENERGY	-1.5%

Waycross Focused Equity Fund (WAYFX)

The Waycross Focused Equity Fund’s (WAYFX) (the “Focused Fund”) investment approach is based on bottom-up research that combines a thorough examination of a company’s fundamentals, valuation and market sentiment. This comprehensive analysis allows us to construct a concentrated, long-only portfolio to seek capital appreciation over a full market cycle (which the Fund defines as a sustained upswing in equity markets followed by a pull back, and recovery).

Performance Review

The Focused Fund returned 7.0% since inception (12/15/2020) through 2/28/2021, while the primary benchmark of the S&P 500 Index returned 3.5% for the same period. Stock selection was broadly positive across all sectors held within the Fund.

The Financials sector was a significant contributor to performance since inception, led by the Focused Fund’s top performer, Goldman Sachs Group, Inc. (GS). The Communications sector was the primary detractor from performance, including Facebook, Inc. (FB) which was also one of the Focused Fund’s worst performers.

Exposures Summary

As of 2/28/2021, the Focused Fund held 30 long positions, within its target range of 25 to 35 holdings. In terms of sector positioning, the Focused Fund’s largest sector overweights relative to the S&P 500 were in Industrials and Consumer Discretionary. The largest active underweights were in Consumer Staples and Energy.

Fund Exposures

Top Ten Positions
		WAYFX
Security Name	Sector	% of Net Assets
APPLE, INC.	TECHNOLOGY	5.2%
MICROSOFT CORPORATION	TECHNOLOGY	5.0%
PULTEGROUP, INC.	CONSUMER DISCRETIONARY	4.3%
MASTERCARD, INC.	TECHNOLOGY	4.2%
CATERPILLAR, INC	INDUSTRIALS	4.1%
BURLINGTON STORES, INC.	CONSUMER DISCRETIONARY	4.1%
NVIDIA CORPORATION	TECHNOLOGY	4.1%
WALT DISNEY COMPANY (THE)	COMMUNICATIONS	3.9%
PAYPAL HOLDINGS, INC.	TECHNOLOGY	3.8%
ELANCO ANIMAL HEALTH, INC.	HEALTH CARE	3.7%

Sector Weightings
	WAYFX
Sector	% of Net Assets	S&P 500
TECHNOLOGY	28.5%	27.4%
CONSUMER DISCRETIONARY	16.8%	12.4%
INDUSTRIALS	13.9%	8.4%
FINANCIALS	13.8%	11.2%
HEALTH CARE	12.9%	13.1%
COMMUNICATIONS	10.2%	11.1%
CONSUMER STAPLES	2.7%	6.0%
ENERGY	0.0%	2.8%
REAL ESTATE	0.0%	2.4%
MATERIALS	0.0%	2.6%
UTILITIES	0.0%	2.5%

Market Outlook

While the recent sharp rise in interest rates has added to volatility expectations, the market remains focused on the new stimulus plan, continued vaccine distribution progress, and a full economic recovery. Economic growth projections remain strong for 2021, and barring an unexpected setback, we expect to see this reflected in the second half of the year as the pace of reopening continues with wider vaccine distribution.

We believe diversification and selection will be key in a post COVID-19 market. Despite many stocks currently appearing expensive, as the rotation toward economically-sensitive stocks continues, we are beginning to see opportunity in some of the lagging sectors of 2020, such as Financials and Industrials, and in more value-oriented stocks.

We have been pleased with the results of the Funds and believe we are positioned well to take advantage of the opportunities presented by an increase in market volatility related to the factors mentioned above.

On behalf of Waycross Partners, LLC, thank you for investing in the Funds.

Sincerely,

Benjamin H. Thomas, CFA

Founding Principal | CIO | Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end are available by calling 1-866-267-4304.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please call 1-866-267-4304 and a copy will be sent to you free of charge or visit the Fund’s website at www.waycrossfunds.com. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time, and may no longer be held by the Funds. For a complete list of securities held by the Funds as of February 28, 2021, please see the Schedule of Investments section of the annual report. The opinions of the Funds’ adviser with respect to those securities may change at any time.

Statements in the Letter to Shareholders that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

WAYCROSS LONG/SHORT EQUITY FUND
PERFORMANCE INFORMATION
February 28, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Waycross Long/Short Equity Fund versus the S&P 500® Index and
50% S&P 500® Index / 50% U.S. Treasury Bill Index

Average Annual Total Returns
(for the periods ended February 28, 2021)
			Since
	1 Year	5 Years	Inception(b)
Waycross Long/Short Equity Fund (a)	32.24%	10.94%	7.55%
S&P 500® Index (c)	31.29%	16.82%	12.94%
50% S&P 500® Index / 50% U.S. Treasury Bill Index (c)	15.65%	9.06%	7.13%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on April 29, 2015.

(c)	The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The U.S. Treasury Bill Index is a broad, comprehensive, market-value weighted index that seeks to measure the performance of the U.S. Treasury Bill market. The indices are unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

WAYCROSS FOCUSED EQUITY FUND
PERFORMANCE INFORMATION
February 28, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in
Waycross Focused Equity Fund versus the S&P 500® Index

Total Returns
(for the period ended February 28, 2021)
Since
Inception(b)
Waycross Focused Equity Fund (a)	7.00%
S&P 500® Index (c)	3.47%

(a)	The Fund’s total returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	The Fund commenced operations on December 15, 2020.

(c)	The S&P 500® Index is a market capitalization weighted index of 500 large companies that is widely used as a barometer of U.S. stock market performance. The index is unmanaged and shown for illustration purposes only. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

WAYCROSS LONG/SHORT EQUITY FUND
PORTFOLIO INFORMATION
February 28, 2021 (Unaudited)

Net Sector Exposure versus S&P 500® Index*

*	The net percentages are computed by taking the net dollar exposure, including short positions, and dividing by the net assets of the Fund. Consequently, the percentages will not total to 100%.

Top 10 Long Equity Holdings		Top 10 Short Equity Holdings
	% of		% of
Security Description	Net Assets	Security Description	Net Assets
Microsoft Corporation	3.9%	Ecolab, Inc.	-2.2%
Elanco Animal Health, Inc.	3.5%	Roper Industries, Inc.	-2.0%
Goldman Sachs Group, Inc. (The)	3.4%	Oracle Corporation	-1.6%
PayPal Holdings, Inc.	2.8%	Texas Instruments, Inc.	-1.6%
Burlington Stores, Inc.	2.8%	NOV, Inc.	-1.5%
Apple, Inc.	2.7%	Accenture plc - Class A	-1.4%
Walt Disney Company (The)	2.7%	Allstate Corporation (The)	-1.4%
FedEx Corporation	2.7%	Workday, Inc. - Class A	-1.3%
Mastercard, Inc. - Class A	2.7%	Lockheed Martin Corporation	-1.3%
Caterpillar, Inc.	2.5%	Halliburton Company	-1.3%

WAYCROSS FOCUSED EQUITY FUND
PORTFOLIO INFORMATION
February 28, 2021 (Unaudited)

Portfolio Allocation versus S&P 500® Index (% of Net Assets)

Top 10 Equity Holdings
% of
Security Description	Net Assets
Apple, Inc.	5.2%
Microsoft Corporation	5.0%
PulteGroup, Inc.	4.3%
Mastercard, Inc. - Class A	4.2%
Caterpillar, Inc.	4.1%
Burlington Stores, Inc.	4.1%
NVIDIA Corporation	4.1%
Walt Disney Company (The)	3.9%
PayPal Holdings, Inc.	3.8%
Elanco Animal Health, Inc.	3.7%

WAYCROSS LONG/SHORT EQUITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2021

	Shares	Value
COMMON STOCKS — 87.9%
Communications — 6.8%
Entertainment Content — 2.7%
Walt Disney Company (The) (a)	12,866	$2,432,188

Internet Media & Services — 4.1%
Alphabet, Inc. - Class A (a) (b)	994	2,009,779
Facebook, Inc. - Class A (a) (b)	6,165	1,588,227
		3,598,006
Consumer Discretionary — 10.4%
E-Commerce Discretionary — 2.3%
Amazon.com, Inc. (a) (b)	666	2,059,892

Home Construction — 2.2%
PulteGroup, Inc. (b)	44,264	1,996,749

Retail - Discretionary — 5.9%
Burlington Stores, Inc. (a)	9,630	2,492,437
Ross Stores, Inc.	12,330	1,438,171
Ulta Beauty, Inc. (a)	3,992	1,286,741
		5,217,349
Consumer Staples — 1.4%
Wholesale - Consumer Staples — 1.4%
Sysco Corporation	16,051	1,278,141

Energy — 3.9%
Oil & Gas Producers — 2.8%
Diamondback Energy, Inc.	16,500	1,143,120
Pioneer Natural Resources Company	9,500	1,411,415
		2,554,535
Oil & Gas Services & Equipment — 1.1%
Schlumberger Ltd.	34,700	968,477

Financials — 10.4%
Banking — 5.9%
Bank of America Corporation (b)	50,012	1,735,917
Citigroup, Inc.	13,129	864,939
PNC Financial Services Group, Inc. (The)	9,054	1,524,331
U.S. Bancorp	23,985	1,199,250
		5,324,437

WAYCROSS LONG/SHORT EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
COMMON STOCKS — 87.9% (Continued)
Financials — 10.4% (Continued)
Institutional Financial Services — 3.4%
Goldman Sachs Group, Inc. (The) (b)	9,405	$3,004,709

Specialty Finance — 1.1%
American Express Company	7,100	960,346

Health Care — 15.8%
Biotech & Pharma — 8.7%
AbbVie, Inc.	4,000	430,960
BioMarin Pharmaceutical, Inc. (a)	4,600	356,178
Elanco Animal Health, Inc. (a)	95,525	3,138,952
Eli Lilly & Company (b)	7,146	1,464,144
Gilead Sciences, Inc.	6,300	386,820
Sage Therapeutics, Inc. (a)	3,700	314,500
Vertex Pharmaceuticals, Inc. (a)	2,951	627,235
Viatris, Inc. (a)	73,700	1,094,445
		7,813,234
Health Care Facilities & Services — 1.9%
AmerisourceBergen Corporation	8,000	809,760
CVS Health Corporation	12,400	844,812
		1,654,572
Medical Equipment & Devices — 5.2%
Danaher Corporation	4,500	988,515
DexCom, Inc. (a)	1,100	437,558
Edwards Lifesciences Corporation (a) (b)	17,145	1,424,749
Medtronic plc	15,169	1,774,318
		4,625,140
Industrials — 11.9%
Diversified Industrials — 1.3%
General Electric Company	95,700	1,200,078

Engineering & Construction — 0.5%
Fluor Corporation (a)	26,517	455,032

Machinery — 2.5%
Caterpillar, Inc.	10,126	2,186,001

WAYCROSS LONG/SHORT EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
COMMON STOCKS — 87.9% (Continued)
Industrials — 11.9% (Continued)
Transportation & Logistics — 7.6%
Delta Air Lines, Inc. (a)	25,497	$1,222,326
FedEx Corporation	9,383	2,387,974
Norfolk Southern Corporation	7,020	1,769,461
Southwest Airlines Company	23,600	1,371,868
		6,751,629
Materials — 3.7%
Chemicals — 2.6%
Dow, Inc.	21,000	1,245,510
Nutrien Ltd.	20,000	1,079,200
		2,324,710
Containers & Packaging — 1.1%
WestRock Company	22,500	980,775

Technology — 23.6%
Semiconductors — 6.5%
Analog Devices, Inc. (b)	12,559	1,956,943
Broadcom, Inc.	2,700	1,268,649
NVIDIA Corporation	3,868	2,121,908
Xilinx, Inc. (b)	3,712	483,674
		5,831,174
Software — 6.6%
Adobe, Inc. (a)	1,330	611,361
Autodesk, Inc. (a)	1,400	386,400
Intuit, Inc.	1,200	468,168
Microsoft Corporation (b)	15,029	3,492,439
salesforce.com, Inc. (a)	4,146	897,609
		5,855,977
Technology Hardware — 4.5%
Apple, Inc. (b)	20,149	2,443,268
Hewlett Packard Enterprise Company	78,000	1,135,680
NetApp, Inc.	7,800	488,280
		4,067,228
Technology Services — 6.0%
Fiserv, Inc. (a)	3,800	438,406
Mastercard, Inc. - Class A (b)	6,697	2,369,733
PayPal Holdings, Inc. (a) (b)	9,707	2,522,364
		5,330,503

Total Common Stocks (Cost $52,864,611)		$78,470,882

WAYCROSS LONG/SHORT EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MONEY MARKET FUNDS — 12.7%
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (c) (Cost $11,290,155)	11,290,155	$11,290,155

Investments at Value — 100.6% (Cost $64,154,766)		$89,761,037

Liabilities in Excess of Other Assets — (0.6%)		(498,626)

Net Assets — 100.0%		$89,262,411

(a)	Non-income producing security.

(b)	All or a portion this security is pledged as collateral for open short positions. The total value of such securities as of February 28, 2021 was $24,006,625.

(c)	The rate shown is the 7-day effective yield as of February 28, 2021.

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT
February 28, 2021

	Shares	Value
COMMON STOCKS — 34.9%
Consumer Discretionary — 1.9%
Leisure Facilities & Services — 1.9%
McDonald’s Corporation	2,950	$608,113
Starbucks Corporation	9,740	1,052,212
		1,660,325
Consumer Staples — 2.0%
Household Products — 1.0%
Procter & Gamble Company (The)	6,834	844,204

Retail - Consumer Staples — 1.0%
Walgreens Boots Alliance, Inc.	19,000	910,670

Energy — 3.8%
Oil & Gas Services & Equipment — 3.8%
Halliburton Company	51,400	1,122,062
Helmerich & Payne, Inc.	33,500	962,455
NOV, Inc.	88,900	1,342,390
		3,426,907
Financials — 2.3%
Institutional Financial Services — 0.9%
Morgan Stanley	11,000	845,570

Insurance — 1.4%
Allstate Corporation (The)	11,620	1,238,692

Health Care — 5.2%
Biotech & Pharma — 2.9%
Johnson & Johnson	5,300	839,838
Pfizer, Inc.	31,200	1,044,888
Zoetis, Inc.	4,800	745,152
		2,629,878
Medical Equipment & Devices — 2.3%
Becton, Dickinson and Company	2,600	626,990
Boston Scientific Corporation	16,000	620,480
Stryker Corporation	3,276	795,052
		2,042,522

WAYCROSS LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)

	Shares	Value
COMMON STOCKS — 34.9% (Continued)
Industrials — 7.6%
Aerospace & Defense — 1.3%
Lockheed Martin Corporation	3,600	$1,188,900

Commercial Support Services — 2.3%
Stericycle, Inc.	15,300	992,511
Waste Management, Inc.	9,700	1,075,633
		2,068,144
Industrial Support Services — 1.2%
Fastenal Company	23,700	1,098,969

Machinery — 2.0%
Roper Industries, Inc.	4,630	1,748,381

Transportation & Logistics — 0.8%
United Parcel Service, Inc. - Class B	4,400	694,452

Materials — 2.2%
Chemicals — 2.2%
Ecolab, Inc.	9,220	1,930,299

Technology — 9.9%
Semiconductors — 1.6%
Texas Instruments, Inc.	8,300	1,429,841

Software — 3.6%
Oracle Corporation	22,200	1,432,122
VMware, Inc. - Class A	4,200	580,482
Workday, Inc. - Class A	4,850	1,189,123
		3,201,727
Technology Hardware — 2.1%
Cisco Systems, Inc.	24,600	1,103,802
HP, Inc.	14,000	405,580
Juniper Networks, Inc.	13,500	314,280
		1,823,662

WAYCROSS LONG/SHORT EQUITY FUND
SCHEDULE OF SECURITIES SOLD SHORT (Continued)

	Shares	Value
COMMON STOCKS — 34.9% (Continued)
Technology — 9.9% (Continued)
Technology Services — 2.6%
Accenture plc - Class A	4,963	$1,245,217
International Business Machines Corporation	9,200	1,094,156
		2,339,373

Total Securities Sold Short — 34.9% (Proceeds $27,150,441)		$31,122,516

See accompanying notes to financial statements.

WAYCROSS FOCUSED EQUITY FUND
SCHEDULE OF INVESTMENTS
February 28, 2021

	Shares	Value
COMMON STOCKS — 98.8%
Communications — 10.2%
Entertainment Content — 3.9%
Walt Disney Company (The) (a)	102	$19,282

Internet Media & Services — 6.3%
Alphabet, Inc. - Class A (a)	9	18,197
Facebook, Inc. - Class A (a)	52	13,396
		31,593
Consumer Discretionary — 16.8%
E-Commerce Discretionary — 3.1%
Amazon.com, Inc. (a)	5	15,465

Home Construction — 4.3%
PulteGroup, Inc.	472	21,292

Retail - Discretionary — 9.4%
Burlington Stores, Inc. (a)	79	20,447
Ross Stores, Inc.	110	12,830
Ulta Beauty, Inc. (a)	42	13,538
		46,815
Consumer Staples — 2.7%
Wholesale - Consumer Staples — 2.7%
Sysco Corporation	168	13,378

Financials — 13.8%
Banking — 10.4%
Bank of America Corporation	479	16,626
Citigroup, Inc.	130	8,565
PNC Financial Services Group, Inc. (The)	98	16,499
U.S. Bancorp	200	10,000
		51,690
Institutional Financial Services — 3.4%
Goldman Sachs Group, Inc. (The)	54	17,252

Health Care — 12.9%
Biotech & Pharma — 6.6%
Elanco Animal Health, Inc. (a)	566	18,599
Eli Lilly & Company	70	14,342
		32,941

WAYCROSS FOCUSED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
COMMON STOCKS — 98.8% (Continued)
Health Care — 12.9% (Continued)
Medical Equipment & Devices — 6.3%
Edwards Lifesciences Corporation (a)	187	$15,540
Medtronic plc	135	15,791
		31,331
Industrials — 13.9%
Engineering & Construction — 1.0%
Fluor Corporation (a)	289	4,959

Machinery — 4.1%
Caterpillar, Inc.	95	20,509

Transportation & Logistics — 8.8%
Delta Air Lines, Inc. (a)	242	11,602
FedEx Corporation	56	14,252
Norfolk Southern Corporation	72	18,148
		44,002
Technology — 28.5%
Semiconductors — 10.3%
Analog Devices, Inc.	100	15,582
NVIDIA Corporation	37	20,298
Xilinx, Inc.	120	15,636
		51,516
Software — 5.0%
Microsoft Corporation	108	25,097

Technology Hardware — 5.2%
Apple, Inc.	213	25,828

Technology Services — 8.0%
Mastercard, Inc. - Class A	59	20,877
PayPal Holdings, Inc. (a)	72	18,709
		39,586

Total Common Stocks (Cost $465,781)		$492,536

WAYCROSS FOCUSED EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)

	Shares	Value
MONEY MARKET FUNDS — 1.7%
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $8,494)	8,494	$8,494

Investments at Value — 100.5% (Cost $474,275)		$501,030

Liabilities in Excess of Other Assets — (0.5%)		(2,714)

Net Assets — 100.0%		$498,316

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of February 28, 2021.

See accompanying notes to financial statements.

WAYCROSS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2021

	Waycross Long/	Waycross Focused
	Short Equity Fund	Equity Fund
ASSETS
Investments in securities:
At cost	$64,154,766	$474,275
At value (Note 2)	$89,761,037	$501,030
Cash deposits for securities sold short (Note 2)	30,495,647	—
Receivable for capital shares sold	25,000	—
Receivable for investment securities sold	1,774,245	—
Receivable from Adviser (Note 4)	—	7,519
Dividends and interest receivable	53,103	260
Other assets	28,252	4,372
Total assets	122,137,284	513,181

LIABILITIES
Securities sold short, at value (proceeds $27,150,441 and $0) (Note 2)	31,122,516	—
Payable for investment securities purchased	1,618,481	—
Dividends payable on securities sold short (Note 2)	71,848	—
Payable to Adviser (Note 4)	40,254	—
Payable to Administrator (Note 4)	14,578	11,334
Other accrued expenses	7,196	3,531
Total liabilities	32,874,873	14,865

NET ASSETS	$89,262,411	$498,316

NET ASSETS CONSIST OF:
Paid-in capital	$65,092,338	$470,000
Accumulated earnings	24,170,073	28,316
NET ASSETS	$89,262,411	$498,316

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,029,045	46,551

Net asset value, offering price and redemption price per share (Note 2)	$14.81	$10.70

See accompanying notes to financial statements.

WAYCROSS FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended February 28, 2021(a)

	Waycross Long/	Waycross Focused
	Short Equity Fund	Equity Fund
INVESTMENT INCOME
Dividend income	$768,663	$784
Foreign withholding taxes on dividends	(828)	—
Interest income	5,506	—
Total income	773,341	784

EXPENSES
Management fees (Note 4)	901,603	798
Dividend expense on securities sold short (Note 2)	470,286	—
Brokerage expense on securities sold short (Note 2)	81,739	—
Administration fees (Note 4)	65,317	9,649
Legal fees	31,897	3,000
Registration and filing fees	28,598	4,922
Transfer agent fees (Note 4)	16,500	3,526
Trustees’ fees and expenses (Note 4)	18,575	—
Audit and tax services fees	18,500	—
Fund accounting fees (Note 4)	18,240	—
Compliance fees (Note 4)	11,750	2,250
Custody and bank service fees	9,417	1,021
Printing of shareholder reports	3,322	210
Postage and supplies	2,163	188
Other expenses	25,212	2,286
Total expenses	1,703,119	27,850
Less fee reductions and expense reimbursements by the Adviser (Note 4)	—	(26,832)
Previous investment advisory fee reductions recouped by the Adviser (Note 4)	72,850	—
Net expenses	1,775,969	1,018

NET INVESTMENT LOSS	(1,002,628)	(234)

(a)	Except for Waycross Focused Equity Fund, which represents the period from the commencement of operations (December 15, 2020) through February 28, 2021.

See accompanying notes to financial statements.

WAYCROSS FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended February 28, 2021(a) (Continued)

	Waycross Long/	Waycross Focused
	Short Equity Fund	Equity Fund
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, SECURITIES SOLD SHORT, AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	$6,797,740	$1,795
Securities sold short	(820,431)	—
Foreign currency transactions	(839)	—
Net change in unrealized appreciation (depreciation) on:
Investments	20,602,543	26,755
Securities sold short	(4,262,185)	—
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS, SECURITIES SOLD SHORT, AND FOREIGN CURRENCIES	22,316,828	28,550

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,314,200	$28,316

(a)	Except for Waycross Focused Equity Fund, which represents the period from the commencement of operations (December 15, 2020) through February 28, 2021.

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	February 28,	February 29,
	2021	2020
FROM OPERATIONS
Net investment loss	$(1,002,628)	$(441,694)
Net realized gains (losses) from:
Investments	6,797,740	866,851
Securities sold short	(820,431)	(2,550,336)
Foreign currency transactions	(839)	(461)
Net change in unrealized appreciation (depreciation) on:
Investments	20,602,543	2,456,022
Securities sold short	(4,262,185)	1,528,913
Net increase in net assets resulting from operations	21,314,200	1,859,295

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(972,956)	(590,273)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	17,705,796	16,935,732
Net asset value of shares issued in reinvestment of distributions	210,710	171,294
Payments for shares redeemed	(4,532,337)	(2,009,363)
Net increase in net assets from captial share transactions	13,384,169	15,097,663

TOTAL INCREASE IN NET ASSETS	33,725,413	16,366,685

NET ASSETS
Beginning of year	55,536,998	39,170,313
End of year	$89,262,411	$55,536,998

CAPITAL SHARE ACTIVITY
Shares sold	1,491,511	1,466,703
Shares reinvested	14,808	14,541
Shares redeemed	(380,629)	(172,834)
Net increase in shares outstanding	1,125,690	1,308,410
Shares outstanding at beginning of year	4,903,355	3,594,945
Shares outstanding at end of year	6,029,045	4,903,355

See accompanying notes to financial statements.

WAYCROSS FOCUSED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS

Period Ended
February 28,
2021 (a)
FROM OPERATIONS
Net investment loss	$(234)
Net realized gains from investments	1,795
Net change in unrealized appreciation (depreciation) on investments	26,755
Net increase in net assets resulting from operations	28,316

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	470,000

TOTAL INCREASE IN NET ASSETS	498,316

NET ASSETS
Beginning of period	—
End of period	$498,316

CAPITAL SHARE ACTIVITY
Shares sold	46,551
Shares outstanding at beginning of period	—
Shares outstanding at end of period	46,551

(a)	Represents the period from the commencement of operations (December 15, 2020) through February 28, 2021.

See accompanying notes to financial statements.

WAYCROSS LONG/SHORT EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	February 28,		February 29,		February 28,		February 28,	February 28,
	2021		2020		2019		2018	2017
Net asset value at beginning of year	$11.33		$10.90		$10.90		$9.88	$9.10
Income (loss) from investment operations:
Net investment loss	(0.16)		(0.09)		(0.06)		(0.14)	(0.11)
Net realized and unrealized gains on investments	3.81		0.64		0.06	(a)	1.27	0.89
Total from investment operations	3.65		0.55		0.00	(b)	1.13	0.78
Less distributions from:
Net realized gains	(0.17)		(0.12)		—		(0.11)	—
Net asset value at end of year	$14.81		$11.33		$10.90		$10.90	$9.88
Total return (c)	32.24%		5.04%		0.00%		11.44%	8.57%
Net assets at end of year (000’s)	$89,262		$55,537		$39,170		$17,469	$12,591
Ratios/supplementary data:
Ratio of total expenses to average net assets	2.35%		2.66%		2.86%		3.21%	4.77%
Ratio of net expenses to average net assets after waivers/recoupments (d)	2.45	% (e)	2.94	% (e)	2.89	% (e)	2.90%	2.99%
Ratio of net expenses to average net assets excluding dividend expense and brokerage expense on securities sold short (d)	1.69%		1.99%		1.99%		1.99%	2.13%
Ratio of net investment loss to average net assets (d)	(1.39%)		(0.90%)		(1.00%)		(1.47%)	(1.96%)
Portfolio turnover rate	63%		37%		43%		35%	192%

(a)	Represents a balancing figure derived from other amounts in the financial highlights table that captures all other changes affecting net asset value per share. This per share amount does not correlate to the aggregate of the net realized and unrealized loss on the Statement of Operations for the same period.

(b)	Amount rounds to less than $0.01 per share.

(c)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total returns would be lower if the Adviser and/or the administrator had not reduced fees and reimbursed expenses (Note 4).

(d)	Ratio was determined after management fee recoupments, reductions and/or expense reimbursements (Note 4).

(e)	Ratio was determined including prior years’ management fee reductions recouped by the Advisor in the amount of 0.10%, 0.28%, and 0.12% for the years ended February 28, 2021, February 29, 2020, and February 28, 2019, respectively, and management fee reductions in the amount of 0.09% for the year ended February 28, 2019 (Note 4).

See accompanying notes to financial statements.

WAYCROSS FOCUSED EQUITY FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout the Period

	Period Ended
	February 28,
	2021 (a)
Net asset value at beginning of period	$10.00
Income (loss) from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gains on investments	0.71
Total from investment operations	0.70
Net asset value at end of period	$10.70
Total return (b)	7.00	% (c)
Net assets at end of period (000’s)	$498

Ratios/supplementary data:
Ratio of total expenses to average net assets	31.14	% (d)
Ratio of net expenses to average net assets (e)	1.14	% (d)
Ratio of net investment loss to average net assets (e)	(0.26	%) (d)
Portfolio turnover rate	4	% (c)

(a)	Represents the period from the commencement of operations (December 15, 2020) through February 28, 2021.

(b)	Total return is a measure of the change in value of an investment in the Fund over the period covered. The return shown does not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. The total return would be lower if the Adviser had not reduced fees and reimbursed expenses (Note 4).

(c)	Not annualized.

(d)	Annualized.

(e)	Ratio was determined after management fee reductions and expense reimbursements (Note 4).

See accompanying notes to financial statements.

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS
February 28, 2021

1.	Organization

Waycross Long/Short Equity Fund and Waycross Focused Equity Fund (individually, a “Fund,” and collectively, the “Funds”) are each a series of Waycross Independent Trust (the “Trust”), an open-end management investment company. The Trust was organized on May 28, 2020 as a Delaware statutory trust. Waycross Long/Short Equity Fund is a diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”) and Waycross Focused Equity Fund is a non-diversified fund. Waycross Long/Short Equity Fund was reorganized into the Trust as of the close of business on November 17, 2020. It was formerly a series of Ultimus Managers Trust. Waycross Focused Equity Fund commenced operations on December 15, 2020.

The investment objective of the Waycross Long/Short Equity Fund is to seek long-term capital appreciation with a secondary emphasis on capital preservation.

The investment objective of the Waycross Focused Equity Fund is to seek capital appreciation over a full market cycle, which the Fund defines as a sustained upswing in equity markets followed by a pull back, and recovery.

Reorganization – Effective as of the close of business on November 17, 2020, pursuant to an Agreement and Plan of Reorganization (the “Reorganization”), Waycross Long/Short Equity Fund received all of the assets and liabilities of the Waycross Long/Short Equity Fund (the “Predecessor Fund”), a series of the Ultimus Managers Trust (the “Former Trust”).

The Reorganization was accomplished by a tax-free exchange of 5,736,941 shares of the Predecessor Fund valued at $79,624,179 for the exact same shares and value of Waycross Long/Short Equity Fund. For financial reporting purposes, assets received, and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of Waycross Long/Short Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the Reorganization, the net assets of the Predecessor Fund were $79,624,179, including $18,273,257 of unrealized appreciation, $804,639 of accumulated net investment loss, and $780,529 of accumulated undistributed realized gains. Costs of $45,265 incurred in connection with the reorganization of the Fund were paid by Waycross Partners, LLC (the “Adviser”).

The Predecessor Fund commenced operations on April 29, 2015. The accounting and performance history of the Predecessor Fund were re-designated as that of the Waycross Long/Short Equity Fund.

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

2.	Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following is a summary of the Funds’ significant accounting policies used in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Funds value their portfolio securities at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. The Funds value their listed securities on the basis of the security’s last sale price on the security’s primary exchange, if available, otherwise at the exchange’s most recently quoted mean price. NASDAQ-listed securities are valued at the NASDAQ Official Closing Price. Investments representing shares of other open-end investment companies that are not listed on an exchange, including money market funds, are valued at their net asset value (“NAV”) as reported by such companies. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Funds value their securities and other assets at fair value in accordance with procedures established by and under the general supervision of the Board of Trustees (the “Board”) of the Trust. Under these procedures, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Unavailable or unreliable market quotes may be due to the following factors: a substantial bid-ask spread; infrequent sales resulting in stale prices; insufficient trading volume; small trade sizes; a temporary lapse in any reliable pricing source; and actions of the securities or futures markets, such as the suspension or limitation of trading. As a result, the prices of securities used to calculate each Fund’s NAV may differ from quoted or published prices for the same securities.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methods used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of each Fund’s investments and the inputs used to value the investments as of February 28, 2021:

	Level 1	Level 2	Level 3	Total
Waycross Long/Short Equity Fund:
Common Stocks	$78,470,882	$—	$—	$78,470,882
Money Market Funds	11,290,155	—	—	11,290,155
Total	$89,761,037	$—	$—	$89,761,037

Common Stocks – Sold Short	$(31,122,516)	$—	$—	$(31,122,516)

	Level 1	Level 2	Level 3	Total
Waycross Focused Equity Fund:
Common Stocks	$492,536	$—	$—	$492,536
Money Market Funds	8,494	—	—	8,494
Total	$501,030	$—	$—	$501,030

Refer to each Fund’s Schedule of Investments and Schedule of Securities Sold Short, as applicable, for a listing of the common stocks by sector and industry type. The Funds did not hold derivative instruments or have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year or period ended February 28, 2021.

Foreign currency translation – Securities and other assets and liabilities denominated in or expected to settle in foreign currencies, if any, are translated into U.S. dollars based on exchange rates on the following basis:

A.	The fair values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. Eastern Time on the respective date of such transactions.

C.	The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share valuation – The NAV per share of each Fund is calculated daily by dividing the total value of its assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the NAV per share.

Investment income – Dividend income and expense is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income and expense is accrued as earned. Withholding taxes on foreign dividends have been recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Common expenses – Common expenses of the Trust are allocated among the Funds based on the relative net assets of each series, the number of series in the Trust, or the nature of the services performed and the relative applicability to each series.

Distributions to shareholders – Distributions to shareholders arising from net investment income, if any, are declared and paid annually to shareholders. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. The tax character of distributions paid by Waycross Long/Short Equity Fund during the years ended February 28, 2021 and February 29, 2020 was as follows:

	Ordinary	Long-Term	Total
Year Ended	Income	Capital Gains	Distributions
Waycross Long/Short Equity Fund:
February 28, 2021	$—	$972,956	$972,956
February 29, 2020	$409,421	$180,852	$590,273

Waycross Focused Equity Fund paid no distributions to shareholders during the period ended February 28, 2021.

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Short sales – Waycross Long/Short Equity Fund sells securities short. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends payable on securities while those securities are in a short position and will also bear other costs, such as charges for the prime brokerage accounts, in connection with the short position. These costs, if any, are reported as dividend expense and brokerage expense on securities sold short, respectively, on the Statements of Operations. Net income earned on short sale proceeds held on deposit with the broker and/or margin interest earned, if any, are included in interest income on the Statements of Operations. As collateral for its short positions, the Fund is required under the 1940 Act, to maintain assets consisting of cash, cash equivalents, or other liquid securities equal to the market value of the securities sold short. The cash deposits with brokers or amounts due to prime brokers for securities sold short are reported on the Statements of Assets and Liabilities. These amounts are considered in conjunction with securities held in the Fund’s collateral account. The amount of collateral is required to be adjusted daily to reflect changes in the value of the securities sold short. To the extent the Fund invests the proceeds received from selling securities short, it is engaging in a form of leverage. The use of leverage by the Fund may make any change in the Fund’s NAV greater than it would be without the use of leverage. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of the Adviser to accurately anticipate the future value of a security.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – Each Fund has qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes to the extent 100% of their net investment income and net realized capital gains are distributed in accordance with the Code.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax on the Statements of Operations. During the year and period ended February 28, 2021, the Funds did not incur any interest or penalties.

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the 12 months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis for each item as of February 28, 2021:

	Waycross Long/	Waycross Focused
	Short Equity Fund	Equity Fund
Tax cost of portfolio investments and securities sold short	$37,093,872	$474,275
Gross unrealized appreciation	$26,665,630	$35,055
Gross unrealized depreciation	(5,120,981)	(8,300)
Net unrealized appreciation	21,544,649	26,755
Undistributed ordinary income	—	1,561
Undistributed long-term capital gains	2,864,113	—
Accumulated capital and other losses	(238,689)	—
Total accumulated earnings	$24,170,073	$28,316

The federal income tax cost of portfolio investments and securities sold short for Waycross Long/Short Equity Fund temporarily differ from the financial statement cost of portfolio investments (“book/tax difference”). These book/tax differences are due to the recognition of capital gains or losses under income tax regulations and GAAP, primarily due to the tax deferral of losses on wash sales.

For the year and period ended February 28, 2021, the following reclassifications were made on the Statements of Assets and Liabilities for the Funds as a result of permanent differences under income tax regulations and GAAP:

	Increase	Decrease
	Accumulated	in Paid-in
	Earnings	Capital
Waycross Long/Short Equity Fund	$477,277	$(477,277)
Waycross Focused Equity Fund	—	—

Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund’s net assets or NAV per share.

As of February 28, 2021, Waycross Long/Short Equity Fund utilized short-term capital loss carryforwards of $1,796,107 against current year gains.

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Net qualified late-year ordinary losses incurred after December 31, 2020, are deemed to arise on the first day of a Fund’s next taxable year. For the year ended February 28, 2021, Waycross Long/Short Equity Fund deferred late-year ordinary losses to March 1, 2021 for income tax purposes in the amounts of $238,689.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Funds’ tax positions for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. The Funds identify their major tax jurisdiction as U.S. federal.

3.	Investment Transactions

Investment transactions, other than short-term investments and U.S. government securities, were as follows for the year and period ended February 28, 2021:

	Waycross Long/	Waycross Focused
	Short Equity Fund	Equity Fund
Purchases of investment securities	$43,529,652	$480,336
Proceeds from sales of investment securities	$38,442,880	$16,350

4.	Transactions with Related Parties

On January 31, 2021, the Adviser closed a transaction under which an existing owner of the Adviser increased his ownership percentage from about 24.99% to 50% (the “Transaction”). The Transaction resulted in a change of control that was deemed an assignment of the Investment Advisory Agreement under federal securities laws.

At the meeting of the Board held on January 20, 2021, before the Transaction closed, the Board approved an interim investment advisory agreement (the “Interim Agreement”) and a new investment advisory agreement (the “New Agreement”), each with the Adviser. The Interim Agreement became effective upon the closing of the Transaction. Under the Interim Agreement, the Adviser continues to provide advisory services to the Funds until the earlier of: (i) the date on which the Funds’ shareholders approve the New Agreement; or (ii) 150 days from the date of termination. The Interim Agreement is identical in all material respects to the current Investment Advisory Agreement, except it has a lower management fee for the Waycross Focused Equity Fund. Shareholders of the Waycross Long/Short Equity Fund will vote on the New Agreement at a shareholder meeting on April 30, 2021. Shareholders of the Waycross Focused Equity Fund approved the New Agreement by written consent on April 23, 2021.

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

PREVIOUS INVESTMENT ADVISORY AGREEMENT

Before January 31, 2021, the Funds’ investments were managed by the Adviser pursuant to terms of an Investment Advisory Agreement (see the Disclosure Regarding Approval of Investment Advisory Agreement for more information). Under the Investment Advisory Agreement, Waycross Long/Short Equity Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of its average daily net assets. Effective February 1, 2021, under the Interim Agreement and New Agreement, Waycross Focused Equity Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of its average daily net assts. Prior to February 1, 2021, Waycross Focused Equity Fund paid the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

Effective February 1, 2021, pursuant to a new Expense Limitation Agreement between the Funds and the Adviser (the “ELA”), the Adviser has contractually agreed, until June 30, 2022, to reduce management fees and reimburse other expenses to the extent necessary to limit total annual operating expenses (exclusive of brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, costs to organize the Funds, acquired fund fees and expenses, and extraordinary expenses such as litigation and merger or reorganization costs and other expenses not incurred in the ordinary course of the Funds’ business) to an amount not exceeding 1.70% of Waycross Long/Short Equity Fund’s average daily net assets and 0.99% of Waycross Focused Equity Fund’s average daily net assets. Prior to February 1, 2021, the amounts under the prior ELA were not to exceed 1.75% of Waycross Long Short Equity Fund’s average daily net assets and 1.25% of Waycross Focused Equity Fund’s average daily net assets.

During the period ended February 28, 2021, the Adviser did not collect any of its management fees earned for Waycross Focused Equity Fund and reimbursed other expenses in the amount of $26,034.

Under the terms of the ELA, management fee reductions and expense reimbursements by the Adviser are subject to repayment by the Funds for a period of three years after such fees and expenses were incurred, provided that the repayments do not cause total annual operating expenses (after repayment is taken into account) to exceed (i) the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. Prior to June 30, 2022, this agreement may not be modified or terminated without the approval of the Board. This agreement will terminate

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

automatically if the Funds’ investment advisory agreement with the Adviser is terminated. As of February 28, 2021, the Adviser may seek repayment of expense reimbursements no later than the date below:

Waycross Focused Equity Fund
February 29, 2024	$26,832
Total	$26,832

During the year ended February 28, 2021, the Adviser recouped $72,850 of prior years’ management fee reductions and expense reimbursements for Waycross Long/ Short Equity Fund. As of February 28, 2021, the Adviser has recouped all prior years’ management fee reductions and expense reimbursements for the Fund.

OTHER SERVICE PROVIDERS

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, and transfer agency services to the Funds. The Funds pay Ultimus fees in accordance with the agreements for such services. In addition, the Funds pay out-of-pocket expenses including, but not limited to, postage, supplies and certain costs related to the pricing of the Funds’ portfolio securities.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Funds. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Funds) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also officers of Ultimus and the Distributor.

TRUSTEE COMPENSATION

Effective with the Reorganization, each member of the Board (a “Trustee”) who is not an “interested person” of the Trust (“Independent Trustee”) receives a fee of $1,000 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses. Prior to the Reorganization, each Independent Trustee of the Former Trust, received a $1,300 annual retainer, paid quarterly, except for the Board Chairperson who received a $1,500 annual retainer, paid quarterly by the Predecessor Fund. Each Independent Trustee of the Former Trust also received a fee of $500 for each Board meeting attended plus reimbursement for travel and other meeting-related expenses paid by the Predecessor Fund.

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

PRINCIPAL HOLDERS OF FUND SHARES

As of February 28, 2021, the following shareholders owned of record 25% or more of the outstanding shares of each Fund:

Name of Record Owner	% Ownership
Waycross Long/Short Equity Fund
National Financial Services, LLC (for the benefit of its customers)	95%
Waycross Focused Equity Fund
Matthew G. Bevin	64%

A beneficial owner of 25% or more of a Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

5.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6.	Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of February 28, 2021, Waycross Focused Equity Fund had 28.5% of the value of its net assets invested in common stocks within the Technology sector.

WAYCROSS FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

7.	Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events, except the following:

On April 30, 2021 a special meeting of the Waycross Long/Short Equity Fund shareholders is being held to vote on:

(1)	the approval a new investment advisory agreement (“Proposal 1”) (the “New Advisory Agreement”) between the Trust, on behalf of the Waycross Long/Short Equity Fund, and the Adviser, and

(2)	the election of Vivek K. Sarin as an Independent Trustee of the Board (“Proposal 2”, and together with Proposal 1, the “Proposals”). The Adviser solicited shareholders of the Waycross Focused Equity Fund to approve the Proposals by written consent, and the shareholders approved the proposal on April 23, 2021.

Proposal 1, if approved by shareholders, is not expected to materially affect the Financial Statements.

Proposal 2, if approved by shareholders, will cause the Trustee fee expenses to increase.

WAYCROSS FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Waycross Independent Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and schedule of securities sold short, of Waycross Independent Trust comprising the funds listed below (the “Funds”) as of February 28, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of February 28, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

	Statements of	Statements of	Financial
Fund Name	Operations	Changes in Net Assets	Highlights
Waycross Long/Short	For the year ended	For the years ended	For the years ended
Equity Fund	February 28, 2021	February 28, 2021 and	February 28, 2021,
		February 29, 2020	February 29, 2020,
February 28, 2019,
February 28, 2018, and
February 28, 2017

Waycross Focused Equity Fund	For the period from December 15, 2020 (commencement of operations) through February 28, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021, by correspondence

WAYCROSS FUNDS
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM (Continued)

with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

April 27, 2021

WAYCROSS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (September 1, 2020) and held until the end of the period (February 28, 2021), except for Waycross Focused Equity Fund, the ongoing costs reflected in the table below are based on an investment of $1,000 made at the commencement of operations (December 15, 2020) and held until the end of the period (February 28, 2021).

The table below illustrates the Funds’ ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not each Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Funds do not charge transaction fees, such as purchase or redemption fees, nor do they carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Funds’ prospectus.

WAYCROSS FUNDS
ABOUT YOUR FUNDS’ EXPENSES (Unaudited) (Continued)

	Beginning	Ending
	Account Value	Account Value		Expenses
	September 1,	February 28,	Expense	Paid During
	2020(a)	2021	Ratio(b)	Period(c)
Waycross Long/Short Equity Fund
Based on Actual Fund Return	$1,000.00	$1,126.60	2.37%	$12.50
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,013.04	2.37%	$11.83

Waycross Focused Equity Fund
Based on Actual Fund Return	$1,000.00	$1,070.00	1.14%	$2.42
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,007.93	1.14%	$2.35

(a)	For Waycross Focused Equity Fund, Beginning Account Value is as of December 15, 2020 (date of commencement of operations) for the Actual Fund Return information.

(b)	Annualized, based on the Fund’s most recent one-half year expenses.

(c)	Expenses are equal to the Funds’ annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period), except for Waycross Focused Equity Fund, which is equal to the annualized net expense ratio multiplied by the average account value over the period, multiplied by 75/365 (to reflect the period since commencement of operations) and 181/365 (to reflect the one-half year period), for Actual Fund Return and Hypothetical 5% Return information, respectively.

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-866-267-4304, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of each Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-866-267-4304. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATIONS (Unaudited)

For the fiscal year ended February 28, 2021, Waycross Long/Short Equity Fund designated $972,956 as long-term capital gain distributions.

WAYCROSS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Funds to actively supervise their day-to-day operations. The officers have been elected for an annual term. Each Trustee’s and officer’s address is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The following are the Trustees and executive officers of the Funds:

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years	Number of Funds in the Trust overseen by Trustee	Directorships of Public Companies Held by Trustee During Past 5 Years
Interested Trustees:
Larry J. Walker* Year of Birth: 1950	Since Inception	Trustee	Retired. Partner, Waycross Partners, LLC since 2008.	2	None
Independent Trustees:
William Chandler Year of Birth: 1942	Since Inception	Trustee and Chairman	Retired.	2	None
John Chilton Year of Birth: 1949	Since Inception	Trustee	Manager, Kentucky Power Trading LLC (electricity trading firm) (2017-present); State Budget Director, Commonwealth of Kentucky (2015 – 2019); Partner, MeriTrust Holdings LLC (2012-2016); Partner, Mountjoy Chilton Medley LLP (public accounting firm) (1988 – 2015)	2	Kentucky Retirement Systems, Public Pension Oversight Board (2016 – present); The University of Louisville, The University of Louisville Foundation, University of Louisville Research (2019 – present).

*	Mr. Walker is considered an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act because he is an owner of the Adviser.

WAYCROSS FUNDS
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name and Year of Birth	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years
Executive Officers:
Matthew G. Bevin Year of Birth: 1967	Since March 2021	President and Treasurer	Managing Director, Waycross Partners, LLC, 2021 to present; Governor of the Commonwealth of Kentucky (2015 to 2019).
Benjamin H. Thomas Year of Birth: 1974	Since March 2021 Since Inception to March 2021	Vice President President	Managing Partner and Portfolio Manager, Waycross Partners, LLC, 2005 to present.
Emily O’Leary Year of Birth: 1990	Since Inception	Vice President	Director of Operations (2020 to present), Operations Manager (2018 to 2020), Waycross Partners, LLC; Business Development Specialist (2017 to 2018), Marketing and Business Development Specialist (2016 to 2017), Bingham Greenebaum Doll, LLP; Client Advisory Team Analyst, Massey Quick & Co., LLC, 2014 to 2016.
Benjamin Mollozzi Year of Birth: 1984	Since Inception	Secretary	Attorney, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, 2015 to present.
Charles Black Year of Birth: 1979	Since Inception	Chief Compliance Officer	Director of Compliance Services, Joot, 2019 to present; Senior Compliance Officer, Ultimus Fund Solutions, LLC, 2015 to 2019; Chief Compliance Officer, Ultimus Managers Trust, 2016 to 2019; Assistant Chief Compliance Officer, Ultimus Managers Trust, 2015 to 2016.
Stephen L. Preston Year of Birth: 1966	Since Inception	Assistant Vice President and AML Compliance Officer	Chief Compliance Officer, AML Compliance Officer, Ultimus Fund Distributors, LLC, 2011 to present.

Additional information about members of the Board and executive officers is available in the Funds’ Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-866-267-4304.

WAYCROSS FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Initial Investment Advisory Agreement

At the organization board meeting held on July 13, 2020, the Board of Trustees (the “Board”), including the Independent Trustees voting separately, reviewed and approved the initial Investment Advisory Agreement (the “Initial Agreement”) with Waycross Partners, LLC (the “Adviser”) for the Waycross Long/Short Equity Fund (the “Existing Fund” or “Long/Short Fund”) and the Waycross Focused Equity Fund (the “Focused Fund” and collectively with the Existing Fund, the “Funds”). Legal counsel to the Trust advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser and other service providers. In deciding whether to approve the Initial Agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services provided by the investment adviser to the fund. The Board reviewed the services provided by the Adviser to the Existing Fund, including, without limitation, its investment advisory services since the Existing Fund’s inception; its compliance procedures and practices; its efforts to promote the Existing Fund and assist in its distribution; and its compliance program. The Board noted that the same services were proposed for the Funds. After reviewing the foregoing and further information in the Board Materials, the Board concluded that the quality, extent, and nature of the services provided by the Adviser to the Funds were satisfactory and adequate.

The investment performance of the Existing Fund and the investment adviser. The Board compared the performance of the Existing Fund with the performance of its benchmark index and custom peer group for the period ended May 31, 2020. The Board also considered the consistency of the Adviser’s management with the Existing Fund’s investment objective and policies. The Board noted that the Existing Fund had underperformed its benchmark for the period but has outperformed it for the year-to-date. The Board further noted that the Existing Fund outperformed most of its peer group for the period and year-to-date and was competitive with its peers over the three- and five-year periods ended May 31, 2020. For the Focused Fund, the Board considered the Adviser’s performance in managing other accounts with a substantially similar strategy. Following a discussion of the investment performance of the Existing Funds and the Adviser’s performance relative to other similar accounts, the Adviser’s experience in managing the strategies, and other factors, the Board concluded that the investment performance of the Funds or the related strategy was satisfactory.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationship with the Funds. The Board considered the Adviser’s staffing; methods of operating; the education and experience of its personnel; its compliance program; its financial condition and the level of commitment to the Funds and, generally, the Adviser’s advisory business; the asset level of the Existing Fund; the overall expenses of the Existing Fund and the proposed expenses of the Focused Fund, including the advisory fee; and

WAYCROSS FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

the differences in fees and services to the Adviser’s other similar clients. The Board considered its discussion with the Adviser regarding the expense limitation agreement and considered the Adviser’s past fee reductions and expense reimbursements for the Existing Fund. The Board further considered the Adviser’s willingness to continue the expense limitation agreement for the Funds through at least June 30, 2022. The Board also considered the Adviser’s recent reduction of the net expense ratio of the Existing Fund from 1.99% to 1.75%, which took effect on June 1, 2020.

The Board considered the potential benefits for the Adviser in managing the Funds, including the promotion of the Adviser’s name. The Board compared the Funds’ advisory fee and overall expense ratio to the average and median advisory fees and expense ratios for their custom peer groups and Morningstar categories, and fees charged to the Adviser’s other client accounts with similar investment strategies. In considering the comparison in fees and expense ratios between the Funds and other comparable funds, the Board looked at the differences in types of funds being compared, the style of investment management, the size of the Funds, and the nature of the investment strategies.

For the Existing Fund, the Board noted that the 1.25% management fee was below the average and equal to the median for the Fund’s custom peer group, and above the average for the Fund’s Morningstar category (Long/Short Funds Under $100 Million, True No-Load). The Board further noted that the overall expense ratio for the Existing Fund of 2.65% was higher than the average and median expense ratio for the other funds in the Fund’s custom peer group and Morningstar category (Long/Short Funds Under $100 Million, True No-Load), but were within a reasonable range.

For the Focused Fund, the Board noted that the proposed 1.00% management fee and 1.25% net expense ratio were above the average and median for the Fund’s Morningstar category (Large Cap Blend Funds Under $100 Million) but were within a reasonable range.

The Board also compared the fees paid by the Funds to the fees paid by other clients of the Adviser in accounts using similar strategies. The Board considered the similarities and differences of services received by such other clients as compared to the services received by the Funds. The Board noted that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness concerning the advisory fees payable by the Fund. The Board further considered the investment strategy and style used by the Adviser in managing the portfolio of the Funds. Following these comparisons and considerations, and upon further discussion of the preceding, the Board concluded that the advisory fee to be paid to the Adviser by the Funds is fair and reasonable.

The extent to which economics of scale would be realized as the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors. The Board considered that the Funds’ fee arrangements with the Adviser involve both the advisory fee and the expense limitation agreement. The Board determined that while the advisory fee remained the same as asset levels increased, the shareholders of the Funds

WAYCROSS FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

have experienced in the past, and will experience in the future, benefits from the expense limitation agreement. The Board also considered the Adviser’s efforts to negotiate lower fees from other service providers to the Trust. Following further discussion of the Existing Fund’s asset level, expectations for asset growth, and level of fees, the Board determined that the fee arrangements with the Adviser were fair and reasonable considering the nature and quality of services being provided by the Adviser.

The profits to be realized by the adviser and its affiliates from the relationship with the fund. The Trustees reviewed the information provided by Waycross regarding its profitability in managing the Funds. The Board considered the Adviser’s profitability on the Existing Fund and the expected profitability of the Focused Fund beginning. Based on the information provided by the Adviser, the Board concluded that the profits realized by Waycross from its relationship with each Fund were expected to be reasonable.

Conclusion. After reviewing the above factors and other factors such as the Adviser’s trading practices and possible conflicts of interest, the Board determined that it had received enough information from the Adviser to evaluate the terms of the Initial Agreement. After considering the information presented at the meeting, the Board unanimously concluded that the approval of the Initial Agreement was in the best interests of each Fund and its shareholders. The Board did not identify any information that was most relevant to its consideration to approve the Initial Agreement, and each Trustee may have afforded different weights to the various factors.

Interim and New Investment Advisory Agreements

On January 31, 2021, the Adviser underwent a change of control that resulted in the automatic termination of the Initial Agreement. Before the change of control occurred, the Board, including the Independent Trustees voting separately, reviewed and approved the Interim Agreement and the New Agreement with the Adviser, on behalf of the Funds. The approval took place at the quarterly Board meeting held on January 20, 2021. Legal counsel to the Trust advised the Board during its deliberations. Additionally, the Board received and reviewed a substantial amount of information provided by the Adviser and other service providers. Shareholders of the Long/Short Fund will vote on the New Agreement at a special meeting of shareholders on April 30, 2021. The Adviser will seek written approval of the New Agreement by the Focused Fund’s shareholders before April 30, 2021. In deciding whether to approve the Interim Agreement and the New Agreement, the Trustees considered numerous factors, including:

The nature, extent, and quality of the services to be provided by the Adviser. The Board considered the Adviser’s responsibilities under the Funds’ Initial Agreement. The Board reviewed the services to be provided by the Adviser to the Fund including, without limitation: its processes for formulating investment recommendations and assuring compliance with the Funds’ investment objectives and limitations; its coordination of services for the Funds among their service providers; and its efforts to promote the Funds,

WAYCROSS FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

grow assets and assist in the distribution of the Funds’ shares. The Board considered the Adviser’s staffing, personnel, and operating methods; the education and experience of its staff; and its compliance program, policies, and procedures. Specifically, the Board noted that the Adviser’s services to the Funds under the New Agreement are expected to be the same as under the Initial Agreement. After reviewing the preceding and further information from the Adviser, the Board concluded that the nature, extent, and quality of the services to be provided by the Adviser was satisfactory and adequate for the Funds.

The Investment Performance of the Funds and the Adviser. The Board noted that the Adviser proposes to continue managing the Funds under an Interim Agreement, which is expected to start on February 1, 2021. The Board considered that the Adviser’s Chief Investment Officer and the Funds’ portfolio managers under the Interim Agreement had been the Funds’ portfolio managers since its inception. The Board compared the short- and long-term performance of the Funds with the performance of their respective benchmark indexes, comparable funds with similar objectives and size managed by other investment advisers, and peer group indices (e.g., Morningstar category averages). The Trustees also considered the consistency of the Adviser’s management of the Fund with its investment objective and policies.

The Board noted that the Long/Short Fund outperformed its peer group returns for the one, three, and five-year periods ended December 31, 2020, and outperformed its Morningstar category (Large Blend) average over the year; the Board further noted that the Long/Short Fund received a five-star rating from Morningstar and Lipper on its three-year, five-year, and since inception periods. For the Focused Equity Fund, the Board noted that the Fund launched in December 2020 and, therefore, there was no performance data to consider at this time. Finally, the Board considered the Long/Short Fund’s performance during the most recent market conditions because of COVID-19. Based on the preceding, the Board concluded that the investment performance information presented for the Funds was satisfactory.

The costs of the services provided and profits realized by the Adviser from the relationship with the Funds. The Board considered: The Adviser’s staffing, personnel, and methods of operating; its financial condition and its level of commitment to the Funds; the asset levels of the Funds; and the overall expenses of the Funds. The Board also considered the financial statements of the Adviser and its financial stability and productivity. The Board compared the fees and expenses of the Funds (including the management fee) relative to their peer group as of December 31, 2020. The Board noted that the management fee for the Long/Short Equity Fund was in line with its peer group and near the higher end of its category but recognized that the Fund’s asset levels ($69 million) were substantially smaller than those of its peers ($327 million to $2.1 billion) and the category average ($7.9 billion). For the Focused Fund, the Board noted that the management fee of 0.75% was above its category (Large Blend) average of 0.58%, the Fund’s asset levels (less than

WAYCROSS FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

$1 million) were substantially smaller than those of the category average ($7.9 billion); the Board also considered the Adviser’s proposal to lower the current advisory fee from 1.00% to 0.75%.

The Board further noted that the Funds’ net expense ratios were above the respective peer group average and median; they recognized that the Funds were substantially smaller than most of their peers, which affects its net expense ratio. The Trustees noted that the Adviser has entered into an expense limitation agreement according to which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, to limit its annual operating expenses through June 30, 2022. The Board also noted the Adviser’s proposal to lower the expense limit for both Funds. Following this analysis and upon further consideration and discussion of the preceding, the Board concluded that the management fee was fair and reasonable.

The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board considered the Funds’ proposed fee arrangements with the Adviser. The Trustees determined that although the management fee would stay the same as asset levels increased, the Funds’ shareholders would benefit from the expense limitation arrangement. The Board noted that while a breakpoint schedule in an advisory agreement would be beneficial, such a feature only had benefits if the Funds’ assets were enough to realize the breakpoint’s effect. The Board noted that lower expenses for the Funds’ shareholders are realized immediately with the Adviser’s expense limitation arrangements. The Board also noted that the Funds would benefit from economies of scale under their agreements with some of their other service providers because the fees that were in place with those other service providers were either fixed or essentially semi-fixed; the Board considered the Adviser’s efforts to work with the fund administrator, transfer agent, and Distributor to secure such arrangements for the Fund. Following further discussion of the Funds’ asset levels, expectations for growth, and proposed fees, the Board determined that the Funds’ fee arrangement, considering all the facts and circumstances, was fair and reasonable and that the expense limitation arrangement provided savings and protection for the benefit of the shareholders.

Possible conflicts of interest and benefits derived by the Adviser. The Board evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Funds; the fact that the Adviser does not utilize soft dollars; the basis of decisions to buy or sell securities for the Funds; and the substance and administration of the Adviser’s code of ethics. Based on the preceding, the Board determined that the Adviser’s standards and practices relating to identifying and mitigating possible conflicts of interest were satisfactory.

WAYCROSS FUNDS
DISCLOSURE REGARDING APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

Conclusion. After reviewing the above factors and other factors such as the Adviser’s trading practices the Board determined that it had received enough information from the Adviser to evaluate the terms of the Interim Agreement and the New Agreement. Therefore, the Board unanimously concluded that the approval of the Interim Agreement and the New Agreement were in the best interests of each Fund and its shareholders. The Board did not identify any information that was most relevant to its consideration to approve the Interim Agreement or the New Agreement, and each Trustee may have afforded different weights to the various factors.

WAYCROSS FUNDS
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Waycross Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Waycross Funds’ Board of Trustees (the “Board”), the Liquidity Administrator Committee, and the Adviser believe the Program is reasonably designed to assess and manage the Waycross Funds liquidity risk, taking into consideration, among other factors:

●	the Funds’ investment strategy;

●	the liquidity of each Funds’ portfolio investments during normal and reasonably foreseeable stressed conditions;

●	the Funds’ short- and long-term cash flow projections; and

●	the Funds’ cash holdings and access to other funding sources.

The Board appointed a Liquidity Administrator Committee, comprising of personnel at the Adviser, to be responsible for the Program’s administration. The committee oversees the Program and reports to the Board at least annually regarding the Program’s operation and effectiveness.

As of the close of business on November 17, 2020, the Waycross Long/Short Equity Fund reorganized from Ultimus Managers Trust (the “Predecessor Fund”) into the Waycross Independent Trust. The Waycross Focused Equity Fund (“WAYFX”) did not launch until December 15, 2020, and, therefore, was not covered by the annual report. At the time of the Review Period (defined below), the Waycross Long/Short Equity Fund (“WAYEX”) was a series of Ultimus Managers Trust, which was responsible for reviewing the Program for WAYEX. The annual report for the current review period, June 1, 2020 through May 31, 2021, will be prepared and submitted to the Waycross Independent Trust’s Board of Trustees and will cover both WAYEX and WAYFX.

The annual written report assessing the Program (the “Report”) of the Predecessor Fund, for the period June 1, 2019 to May 31, 2020 (the “Review Period”), was presented to the Predecessor Fund’s Board of Trustees at a quarterly meeting held on October 19-21, 2020. During the Review Period, WAYEX did not experience any unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, WAYEX held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violations of the Liquidity Rule and the Program has been effectively implemented.

WAYCROSS LONG/SHORT EQUITY FUND
SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS (Unaudited)

On November 13, 2020, a Special Meeting of Shareholders of the Waycross Long/Short Equity Fund (the “Fund”), a series of Ultimus Managers Trust (the “Trust”), was held for the purpose of voting on the following Proposals:

(1)	approve an Agreement and Plan of Reorganization (the “Plan”) between the Trust, on behalf of the Existing Fund, and Waycross Independent Trust (“WIT”), an open-end management investment company organized as a Delaware statutory trust, on behalf of Waycross Long/Short Equity Fund (the “New Fund”), a new series of WIT, providing for: the acquisition of all of the assets and assumption of all of the liabilities of the Fund by the New Fund in exchange for shares of the New Fund, as applicable; (b) the distribution of such shares to the shareholders of the Existing Fund; and (c) the liquidation and termination of the Fund (the “Reorganization”) (Proposal 1); and

(2)	approve the new expense limitation agreement between the New Fund and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that it previously waived or reimbursed under the prior expense limitation agreement (Proposal 2).

Shareholders of record on September 2, 2020, voted to approve Proposal 1 and 2. The votes cast with respect to each Proposal were as follows:

	Shares	Shares	% of Outstanding
	Outstanding	Voted For	Shares Voted For
Proposal 1	5,650,649	5,465,730	96.73%
Proposal 2	5,650,649	5,465,730	96.73%

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Waycross-AR-21

(b)	Not applicable

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has an audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Mr. William Chandler. Mr. Chandler is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements was $25,000 with respect to the registrant’s fiscal year ended February 28, 2021.
(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.
(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,000 with respect to the fiscal year ended February 28, 2021. The services comprising these fees are related to the preparation of the Funds’ federal income and excise tax returns.
(d)	All Other Fees. No fees were billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.
(g)	No non-audit fees were billed by the registrant’s principal accountant in last fiscal year for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Trust.
(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Waycross Independent Trust

By (Signature and Title)* /s/ Matthew G. Bevin

Matthew G. Bevin, President

Date May 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Matthew G. Bevin

Matthew G. Bevin, President

Date May 5, 2021

By (Signature and Title)* /s/ Matthew G. Bevin

Matthew G. Bevin, Treasurer

Date _ May 5, 2021 ____

* Print the name and title of each signing officer under his or her signature.